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                                                             EXHIBIT 99B(g)(XIV)


                                   SCHEDULE A

                                  LIST OF FUNDS

NAME OF FUND                                                               DATE

Schwab MarketTrack Growth Portfolio                                     4/30/98
Schwab MarketTrack Balanced Portfolio                                   4/30/98
Schwab MarketTrack Conservative Portfolio                               4/30/98
Schwab MarketTrack All Equity Portfolio                                 4/15/98
Schwab International Index Fund: Investor Shares, Select Shares         4/30/98
Schwab Small-Cap Index Fund: Investor Shares, Select Shares             4/30/98
Schwab MarketManager International Portfolio                            4/30/98
Schwab MarketManager Balanced Portfolio                                 4/30/98
Schwab MarketManager Growth Portfolio                                   4/30/98
Schwab MarketManager Small Cap Portfolio                                4/30/98
Schwab MarketManager Growth Portfolio II                                4/30/98
Schwab S&P 500 Fund: Select Shares, Investor Shares, e.Shares           11/1/98
Schwab S&O 500 Portfolio                                                11/1/98
Schwab 1000 Fund: Select Shares, Investor Shares                        11/1/98
Schwab Analytics Fund                                                   11/1/98

                                 SCHWAB INVESTMENTS
                                 SCHWAB CAPITAL TRUST
                                 SCHWAB ANNUITY PORTFOLIOS

                                 By /s/ Tai-Chin Tung
                                   ---------------------------------
                                   Name: Tai-Chin Tung
                                   Title: Treasurer, Principal Financial Officer

                                 SEI FUND RESOURCES

                                 By
                                   ---------------------------------
                                   Name:
                                   Title: